SEARS, ROEBUCK AND CO.
CONSOLIDATED INCOME


                      For the 13 Weeks Ended     For the 52 Weeks Ended
                Jan. 1, 2000 and Jan. 2, 1999   Jan. 1, 2000 and Jan. 2, 1999
(millions, except
earnings per share)    1999    1998   %Change     1999    1998      %Change

Revenues
 Merchandise
  and services      $ 11,374 $ 11,103  2.4%    $ 36,728  $36,957     -0.6%
 Credit revenues       1,130    1,122  0.7%       4,343    4,618     -6.0%
  Total revenues      12,504   12,225  2.3%      41,071   41,575     -1.2%

Costs and expenses
 Cost of sales,
 buying and
 occupancy             8,199   8,148   0.6%      27,212   27,444     -0.8%
 Selling and
 administrative        2,382   2,325   2.5%       8,418    8,384      0.4%
 Depreciation and
 amortization            219     207   5.8%         848      830      2.2%
 Provision for
 uncollectible accounts  175     250 -30.0%         871    1,287    -32.3%
 Interest                313     345  -9.3%       1,268    1,423    -10.9%
 Restructuring and
 impairment charges       (5)     56    -            41      352       -
  Total costs and
   expenses           11,283  11,331  -0.4%      38,658   39,720     -2.7%

Operating income       1,221     894  36.6%       2,413    1,855     30.1%
Other income, net          5       4     -            6       28       -

Income before income
taxes and minority
interest               1,226     898  36.5%       2,419    1,883     28.5%

Income taxes            (452)   (338) 33.7%        (904)    (766)    18.0%

Minority interest        (34)    (25) 36.0%         (62)     (45)    37.8%

Net income before
extraordinary loss       740     535  38.3%       1,453    1,072     35.5%

Extraordinary loss
on debt extinguishment    -       -      -            -       24      -

Net income             $ 740   $ 535  38.3%      $1,453   $1,048     38.6%


Earnings per share:

 Basic                 $ 1.98  $1.39  42.4%      $ 3.83   $ 2.70     41.9%

 Diluted               $ 1.98  $1.39  42.4%      $ 3.81   $ 2.68     42.2%

Average common and
dilutive common
equivalent shares
outstanding             373.9  385.6              381.0    391.7



SEARS, ROEBUCK AND CO.
SUPPLEMENTAL INFORMATION

(millions, except number of stores)

                       For the 13 Weeks Ended        For the 52 Weeks Ended
                  Jan. 1, 2000 and Jan. 2, 1999  Jan. 1, 2000 and Jan. 2, 1999
                        1999     1998    %Change    1999     1998     %Change
Total Revenues:
Retail               $  9,301  $ 9,214     0.9%  $ 29,775  $ 30,429    -2.1%
Services                  777      797    -2.5%     3,078     3,113    -1.1%
Credit                  1,064    1,062     0.2%     4,085     4,369    -6.5%
International           1,362    1,152    18.2%     4,133     3,664    12.8%
  Total revenues    $  12,504  $12,225     2.3%   $41,071   $41,575    -1.2%


Operating income
as reported:
Retail               $    719   $  450    59.8%   $   841    $  382    120.2%
Services                   73       91   -19.8%       329       375    -12.3%
Credit                    421      315    33.7%     1,347     1,144     17.7%
Corporate                (109)     (55)   98.2%      (322)     (211)    52.6%
International             117       93    25.8%       218       165     32.1%
  Total operating
  income             $  1,221   $  894    36.6%   $ 2,413    $1,855     30.1%

Operating income excluding non-comparable items:
Retail              $     719   $  506    42.1%   $   866    $  734     18.0%
Services                   73       91   -19.8%       329       375    -12.3%
Credit                    421      312    34.9%     1,347     1,086     24.0%
Corporate                (109)     (55)   98.2%      (301)     (211)    42.7%
International             117       93    25.8%       218       165     32.1%
  Total operating
  income            $   1,221   $  947    28.9%   $ 2,459    $2,149     14.4%

                                Jan. 1,           Jan. 2,
                                 2000               1999

 Domestic inventories  -LIFO   $ 4,516          $ 4,336
                       -FIFO   $ 5,112          $ 5,013


                     For the 13 Weeks Ended        For the 52 Weeks Ended
                  Jan. 1, 2000 and Jan. 2, 1999  Jan. 1, 2000 and Jan. 2, 1999

Pretax LIFO
charge (credit)    $ (103)      $   (64)         $   (73)        $   (34)


                          Jan.  2,                      HomeLife   Jan. 1,
Domestic retail stores:   1999        Opened    Closed     Sale     2000
 Full-line stores          845          19       (6)        -       858
 Specialty formats       2,198         143      (83)       (105)  2,153
  Total                  3,043         162      (89)       (105)  3,011

 Gross square feet       148.3         3.8     (1.9)       (3.8)  146.4


SEARS, ROEBUCK AND CO.
SUPPLEMENTAL INFORMATION - CREDIT SEGMENT
(millions)

The following credit information relates to the domestic managed portfolio of credit card receivables which is comprised of on-book credit card receivables, credit card receivables underlying retained interest securities and securities which have been sold to third parties. The effective financing rate is based on both domestic on-book debt of the company and securitization interest of the Sears Master Trust.

                         For the 13 weeks ended     For the 52 weeks ended
                   Jan. 1, 2000 and Jan. 2, 1999 Jan. 1, 2000 and Jan. 2, 1999
                           1999      1998           1999          1998
Average managed domestic
 credit card receivables  $26,127   $27,675      $26,593        $27,922


                                       Jan. 1,    Jan. 2,
                                       2000       1999

Domestic credit card
receivables:
 Managed credit card receivables      $26,739  $28,251
 Securitized balances sold             (6,579)  (6,626)
 Retained interest in transferred
  credit card receivables              (3,145)  (4,294)
  Other receivables                        37      112
  Owned credit card receivables       $17,052  $17,443


                      For the 13 weeks ended          For the 52 weeks ended
                 Jan. 1, 2000 and Jan. 2, 1999  Jan. 1, 2000 and Jan. 2, 1999

Domestic managed
credit card
receivables -            1999        1998                 1999     1998
Net interest margin:
Portfolio yield         19.90%     20.09%                19.58%    20.18%
Effective financing rate 5.88%      5.84%                 5.77%     6.00%
Net interest margin     14.02%     14.25%                13.81%    14.18%

Domestic managed net
charge-off rate (1)      5.20%      6.74%                 6.44%     7.35%


(1) The 1999 domestic managed net charge-off rate includes all of the accounts in the domestic portfolio. Twelve percent of the accounts were converted to the new Total Systems Services, Inc. ("TSYS") account processing system in October 1998, 38% were converted in March 1999, and 50% were converted in April 1999. Balances are generally charged-off earlier under the TSYS system than under the proprietary system.

               Jan. 1, 2000  Oct. 2,1999  July 3,1999 Apr. 3,1999 Jan. 2, 1999
Domestic managed
 credit card
 receivables-
 Delinquency rate(2) 7.58%         7.57%       7.29%        8.07%       9.28%

Allowance for
 Uncollectible
 accounts            $ 725         $ 773       $ 850        $ 932       $ 942

Allowance % of
domestic owned credit
 card receivables    4.26%         4.78%       5.27%        5.72%       5.44%

(2) In mid-April 1999, Sears completed the conversion to the TSYS account processing system. Therefore, the January 1, 2000, October 2, 1999 and July
3, 1999 delinquency rates reflect 100% of the domestic managed credit card accounts. At April 3, 1999 and January 2, 1999, there were 50% and 12%, respectively, of the managed credit card accounts on the TSYS system and delinquency rates at these dates reflect only those portions of the portfolio. Delinquency rates calculated on the Company's pre-TSYS proprietary comparable to delinquencies calculated on the TSYS system due to differences in methodology. For a description of the anticipated effects on delinquency rates of the TSYS conversion, see Sears quarterly report on Form 10-Q dated May 14, 1998.